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                                                                   Exhibit 10.11


                                                                EXECUTION COPY

                             SHAREHOLDERS AGREEMENT

            This SHAREHOLDERS AGREEMENT is dated as of February 26, 1998, by and among MCMS, Inc., an Idaho corporation and f/k/a Micron Custom Manufacturing Services, Inc. (the "Company"); Cornerstone Equity Investors IV, L.P. ("Cornerstone"); MEI California, Inc. ("MEIC"); Randolph Street Partners II ("Randolph"); BT Investment Partners, Inc. ("BT"); and the other investors listed in Appendix A hereto (the "Co-Investors").

            As of the date hereof, Cornerstone, MEIC, Randolph, BT and the Other Investors each own a number of shares of the Company's Common Stock and Convertible Preferred Stock.

            The Company and the Stockholders (as defined below) desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Board (as defined below), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which the Stockholder Shares (as defined below) may be transferred.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings:

            "Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

            "Board" means the Company's board of directors.

            "BT Investor" means any of BT or any of its Permitted Transferees.

            "BT Shares" means all Stockholder Shares issued or issuable to any BT Investor.

            "Class A Common" means the Company's Class A Common Stock, par value $.001 per share.
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            "Class B Common" means the Company's Class B Common Stock, par value
$.001 per share.

            "Class C Common" means the Company's Class C Common Stock, par value $.001 per share.

            "Common Stock" means collectively Class A Common, Class B Common, Class C Common and any other common stock authorized by the Company.

            "Convertible Preferred Stock" means collectively Series A Convertible Preferred, Series B Convertible Preferred and Series C Convertible Preferred.

            "Cornerstone Investor" means any of Cornerstone or any of its Permitted Transferees.

            "Cornerstone Shares" means all Stockholder Shares issued or issuable to any Cornerstone Investor.

            "Family Group" means, with respect to any Person who is an individual, (i) such Person's spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, "relatives") or (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person's relatives.

            "Investor" means any of the Investors.

            "Investors" means collectively the Cornerstone Investors, the BT Investors, the Randolph Investors and the Other Investors.

            "Investor Shares" means all Stockholder Shares issued or issuable to any Investor.

            "MEIC Holder" means any of MEIC or any of its Permitted Transferees.

            "MEIC Shares" means all Stockholder Shares issued or issuable to any MEIC Holder.

            "Other Investors" means any of the Co-Investors or any of its Permitted Transferees.

            "Other Investor Shares" means all Stockholder Shares issued or issuable to any Other Investor.

            "Permitted Transferee" has the meaning set forth in Section 4(d)(ii) hereof.

            "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

            "Public Offering" means an underwritten public offering and sale of the Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public


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Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

            "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

            "Qualified Public Offering" means any offering by the Corporation of its common equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force pursuant to which the public offering price per share of which is not less than $14.00 (adjusted to reflect stock dividends, stock splits or recapitalizations) after the date hereof and results in aggregate cash proceeds to the Corporation of at least $30,000,000 (before deduction of underwriting discounts and expenses).

            "Randolph Investor" means any of Randolph or any of its Permitted Transferees.

            "Randolph Shares" means all Stockholder Shares issued or issuable to any Randolph Investor.

            "Regulatory Problem" shall mean, with respect to any holder of Stockholder Shares, any set of facts, events or circumstances the existence of which would cause such holder of Stockholder Shares to believe that there is a substantial risk of assertion by a governmental entity (which belief shall be reasonable in light of the prevailing regulatory environment) that such holder of Stockholder Shares is or would be in violation of any law, regulation, rule or other requirement of any governmental authority (including without limitation, the Bank Holding Company Act of 1956, as amended and the rules and regulations promulgated thereunder).

            "Regulated Stockholder" shall mean any stockholder (i) that is subject to the provisions of the Bank Holding Company Act and (ii) that holds shares of Stockholder Shares of the Company.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Series A Convertible Preferred" means the Company's Series A Convertible Preferred Stock, par value $.001 per share.

            "Series B Convertible Preferred" means the Company's Series B Convertible Preferred Stock, par value $.001 per share.

            "Series C Convertible Preferred" means the Company's Series C Convertible Preferred Stock, par value $.001 per share.


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            "Stockholder Shares" means (i) all shares of Common Stock held, directly or indirectly, by the Stockholders, (ii) all shares of Convertible Preferred Stock held, directly or indirectly, by the Stockholders, and (iii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock referred to in clause (i) above or with respect to any Convertible Preferred Stock referred to in clause (ii) above, in each case, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been Transferred in a Public Sale.

            "Stockholders" means collectively the Investors and the MEIC
Holders.

            "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

            "Transfer" means any voluntary or involuntary, direct or indirect sale, transfer, conveyance, assignment, pledge, hypothecation, gift, delivery or other disposition. Notwithstanding the foregoing, the conversion by any Stockholder of any shares of any class of Common Stock or Convertible Preferred Stock into any other class of Common Stock or Convertible Preferred Stock shall not be deemed a "Transfer" for purposes of this Agreement, provided that such Stockholder continues to own such converted shares immediately after such conversion.

            "Unaffiliated Third Party" means any Person who, immediately prior to the contemplated transaction, (i) is not a Person who directly or indirectly owns in excess of 5% of the outstanding shares of Common Stock on a fully-diluted basis (a "5% Owner"), (ii) is not controlling, controlled by or under common control with any such 5% Owner and (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to significantly direct management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).


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            2. Board of Directors.

            (a) To the extent permitted by law, each Stockholder shall vote all voting securities of the Company over which such Stockholder has voting control, and shall take all other reasonably necessary or desirable actions within such Stockholder's control (whether in such Stockholder's capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that:

            (i) the authorized number of directors of the Board shall be seven;

            (ii) holders of record of a majority of the Cornerstone Shares entitled to vote for directors of the Board will designate three of the seven total directors of the Board (each a "Cornerstone Director") (the three Cornerstone Directors shall initially be John A. Downer, Michael E. Najjar and Mark Rossi);

            (iii) any director designated pursuant to clause (ii) above shall be removed from the Board or any committee thereof (with or without cause) at the written request of the Stockholder or Stockholders which have the right to designate such director hereunder, but only upon such written request and under no other circumstances (in each case, determined on the basis specified in clause (ii) above);

            (iv) in the event that any director designated hereunder for any reason ceases to serve as a member of the Board or any committee thereof during such director's term of office, the resulting vacancy on the Board or committee shall be filled by a director designated by the Stockholders referred to in clause (ii) above; and

            (v) at the Board's election, the composition of the board of directors (or any similar governing body) of any of the Company's Subsidiaries shall be the same as the Board; and

            (vi) the Stockholders will agree to expand the size of the Board to the extent necessary to fulfill the Company's obligations to any holder of its preferred stock under the Company's certificate of incorporation.

            (b) BT Observer. Prior to the consummation of a Qualified Public Offering, so long as BT and its Affiliates (and not any of their respective assigns) own at least 5% of the outstanding shares of Common Stock, BT and its Affiliates who own Stockholder Shares (and not any of their respective assigns) shall appoint a representative, which representative must be reasonably acceptable to Cornerstone (the "BT Observer") (the initial BT Observer shall be Cathy Madigan). BT and its Affiliates who own Stockholder Shares (and not any of their respective assigns) may remove any such representative or appoint a new representative if a vacancy in such position occurs for any reason by delivery of a written notice to the Secretary of the Company; provided that any such new representative must be reasonably acceptable to Cornerstone. The Company or the applicable members of the Board will give the BT Observer oral or written notice


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of each meeting of the Board (whether annual or special) at the same time and in the same manner as oral or written notice is given to the applicable members of the Board (which notice may be waived by the BT Observer). Notwithstanding the foregoing, if the BT Observer attends (or, in the case of a telephonic meeting, listens by telephone to) any such meeting of the Board, then the BT Observer shall be deemed to have had proper notice of such meeting. Notwithstanding anything contained herein to the contrary, the failure of the BT Observer to be given notice of a meeting of the Board pursuant to the immediately preceding sentence or to attend such meeting shall not in any way affect the authority of the Board to have or to adopt resolutions at such meeting or the legitimacy of any actions taken by the Board at such meeting. Subject to the foregoing, the Company will permit the BT Observer to attend (or, in the case of a telephonic meeting, to listen by telephone to) each meeting of the Board as a non-voting observer. The Company shall provide the BT Observer all written materials and other information (including copies of meeting minutes) given to the members of the Board in connection with any such meeting at the same time as such information is delivered to the members of the Board and, if the BT Observer does not attend (or, in the case of a telephonic meeting, does not listen by telephone to) a meeting of the Board, the BT Observer will be entitled, upon request, to receive a written or oral summary of the meeting from the Secretary of the Company. If the Company takes any action by written consent in lieu of a meeting of the Board, then the Company shall give prompt written notice of such action to the BT Observer.

            (c) The Company shall reimburse the directors of the Board for all reasonable out-of-pocket expenses borne by such directors in connection with the performance of their duties as directors of the Company and the BT Observer in connection with attendance in any meeting of the Board.

            (d) If any party fails to designate in writing a representative to fill a director position pursuant to the terms of this Section 2, the election of a Person to such director position shall be accomplished in accordance with the Company's Articles of Incorporation and by-laws and applicable law. In the event that, at any time, any provision of the Company's Articles of Incorporation or by-laws is inconsistent with the requirements of any provision of this Section 2, the Stockholders shall take such action as may be necessary to amend any such provision in the Company's Articles of Incorporation or by-laws, as the case may be, to conform with such requirements.

            3. Conflicting Agreements. Each Stockholder represents that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

            4. Restrictions on Transfer of Stockholder Shares.

            (a) General Restrictions.

            (i) Prior to the earlier of (x) the second anniversary of the date hereof and (y) the first day after the period commencing on the date hereof and ending on the day the Company's financial statements are filed with the SEC for the first full fiscal quarter after


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      the Company consummates an initial Public Offering, subject to Section 7 hereof, an MEIC Holder may Transfer Stockholder Shares only (A) if such MEIC Holder is exercising a tag-along right granted to such MEIC Holder pursuant to Section 4(c), then to any Person, provided, that such Person shall have complied with the requirements of Section 4(d)(ii), or (B) pursuant to the terms of Section 5.

            (ii) On or after the earlier of (x) the second anniversary of the date hereof and (y) the first day after the period commencing on the date hereof and ending on the day the Company's financial statements are filed with the SEC for the first full fiscal quarter after the Company consummates an initial Public Offering, subject to Section 7 hereof, an MEIC Holder may Transfer Stockholder Shares only (A) in Public Sales, (B) if such MEIC Holder has complied with the terms and requirements of
      Section 4(b) or if such MEIC Holder is exercising a tag-along right granted to such MEIC Holder pursuant to Section 4(c), then to any Person, provided, that such Person shall have complied with the requirements of
      Section 4(d)(ii), or (C) pursuant to the terms of Section 5.

            (iii) Subject to Section 7 hereof, an Investor may Transfer Stockholder Shares only (A) in Public Sales, (B) if such Investor has complied with the terms and requirements of Sections 4(b) and 4(c), to the extent applicable, or if such Investor is exercising a tag-along right granted to such Investor pursuant to Section 4(c), then to any Person, provided, that such Person shall have complied with the requirements of
      Section 4(d)(ii), or (C) pursuant to the terms of Section 5.

            (iv) Notwithstanding any other provision of this Agreement to the contrary, in the event that a Regulated Stockholder shall reasonably and in good faith determine that if such Regulated Stockholder shall continue to hold some or all of the Stockholder Shares held by such Regulated Stockholder, there is a material risk that such ownership will result in a Regulatory Problem and such Regulatory Problem cannot be remedied by converting such Stockholder Shares into another class of Stockholder Shares, then, subject to Section 7 hereof, such Regulated Stockholder, may Transfer all Stockholder Shares necessary to prevent such Regulatory Problem to any Person without complying with the terms and requirements of Sections 4(b) and 4(c); provided, that (w) such Regulated Stockholder shall have delivered a written notice to the Company describing in reasonable detail the nature of the Regulatory Problem, the amount, type and class of Stockholder Shares to be Transferred and the identity of such Person, (x) such Person is not a direct competitor of the Company or any of its Subsidiaries, (y) such Person is reasonably acceptable to Cornerstone and the Board, and (z) such Person shall have complied with the requirements of Section 4(d)(ii). Without limiting the foregoing, at the request of such Regulated Stockholder, the Company shall provide (and authorize such Regulated Stockholder, to provide) financial and other information concerning the Company to any prospective purchaser of such securities owned by such Regulated Stockholder. The Company shall not be required to provide any such information unless the recipient thereof signs a confidentiality agreement reasonably satisfactory to the Company.

            (b) Right of First Refusal granted to the Company and the Cornerstone Investors. Subject to Section 4(d)(i) (all terms defined in this
Section 4(b) shall be for purposes of this Section 4(b) only):


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            (i) If at any time any MEIC Holder, any Randolph Investor, any BT
      Investor or any Other Investors (a "Selling Holder") proposes to Transfer any Stockholder Shares (other than pursuant to a Public Sale, pursuant to the terms of Section 5, or if such Selling Holder is exercising a tag-along right granted to such Selling Holder pursuant to Section 4(c)), then such Selling Holder will, not fewer than twenty-five (25) business days prior to making such Transfer, give notice (the "Transfer Notice") to the Cornerstone Investors and to the Company specifying (x) the Stockholder Shares proposed to be Transferred (the "Offered Shares"), (y) the price (the "Offered Price") and the other terms and conditions upon which such Selling Holder proposes to Transfer such Offered Shares, and
      (z) the proposed Transferee(s). Notwithstanding the foregoing, each potential Selling Holder agrees to use its best efforts to notify the Cornerstone Investors and the Company within a reasonable time of the occurrence of any discussions with any potential proposed Transferee which have a reasonable likelihood of giving rise to such potential Selling Holder having an obligation to deliver a Transfer Notice pursuant to this
      Section 4(b).

            (ii) The Transfer Notice will constitute an irrevocable offer (for the time periods set forth in items (iii) and (iv) below) to Transfer any of the Offered Shares to the Company and the Cornerstone Investors at the Offered Price and on the terms specified in the Transfer Notice (the "Offer to Sell"), except that if the proposed Transfer is to be wholly or partly for consideration other than cash, then the Offer to Sell will constitute an offer to Transfer the Offered Shares to the Company and the Cornerstone Investors for a cash purchase price equal to the amount of cash (if any) specified in the Transfer Notice, plus the fair market value determined in the good faith judgement of the Board, at the date of the Transfer Notice, of such non-cash consideration.

            (iii) The Company will have fifteen (15) business days after its receipt of the Transfer Notice (the "Company Exercise Period") during which to notify the Selling Holder and the Cornerstone Investors in writing of its election to purchase all or any portion of the Offered Shares (an "Acceptance Notice").

            (iv) If the Company has not elected to purchase all of the Offered Shares, each Cornerstone Investor will have twenty (20) business days after its receipt of the Transfer Notice (the "Cornerstone Exercise Period") during which to notify the Selling Holder and the Company in writing of its election to purchase all but not less than all of the Offered Shares which the Company has not elected to purchase (such shares, the "Cornerstone Offered Shares") (such written notice, also an "Acceptance Notice"). Any Cornerstone Investor who delivers an Acceptance Notice shall be referred to herein as a "Purchasing Cornerstone Investor". If the Purchasing Cornerstone Investors elect to purchase in the aggregate more than the Cornerstone Offered Shares, then the Cornerstone Offered Shares shall be sold among the Purchasing Cornerstone Investors pro rata based upon the number of Stockholder Shares then owned by such Purchasing Cornerstone Investors or in such other manner as the Purchasing Cornerstone Investors may agree.

            (v) Upon the delivery of the Acceptance Notice(s), the Company and/or the Purchasing Cornerstone Investor(s), as the case may be, and the Selling Holder shall be firmly bound to consummate the purchase and sale of the applicable Offered Shares in accordance with the Transfer Notice, the Acceptance Notice(s) and the terms hereof. Subject


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      to the provisions hereof, within ninety (90) days after the Selling
      Holder's receipt of the last Acceptance Notice, the Company and/or the Purchasing Cornerstone Investor(s), as the case may be, shall purchase and the Selling Holder shall sell the applicable Offered Shares at a mutually agreeable time and place (the "Offered Shares Closing").

            (vi) At the Offered Shares Closing, the Selling Holder shall deliver to the Company and/or the Purchasing Cornerstone Investor(s), as the case may be, certificates representing the Offered Shares (which Offered Shares shall be free and clear of any liens or encumbrances) to be purchased by the Company and/or the Purchasing Cornerstone Investor(s), as the case may be, and the Company and/or the Purchasing Cornerstone Investor(s), as the case may be, shall deliver to the Selling Holder the applicable purchase price for such Offered Shares by wire transfer of immediately available funds to an account(s) designated by such Selling Holder.

            (vii) If the Company and the Cornerstone Investors collectively do not elect to purchase any or all of the Offered Shares in accordance with
      Section 4(b)(iii) and 4(b)(iv), then, provided the Selling Holder has also complied with the provisions of Section 4(c), if applicable, and no Transferee is an Affiliate of the Selling Holder, the Selling Holder may Transfer any or all of such Offered Shares (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(c)), at a price which is not less than the price specified in the Transfer Notice and on other terms and conditions which are not materially more favorable in the aggregate to any Transferee thereof than those specified in the Transfer Notice, to any Person(s), but only to the extent that a binding purchase and sale agreement has been executed between such Selling Holder and such Transferee within 120 days after expiration of the Cornerstone Exercise Period. Any Stockholder Shares not Transferred pursuant to such an agreement within such 120-day period will be subject to the provisions of this Section 4(b) upon subsequent Transfer.

            (viii) The provisions of this Section 4(b) shall terminate upon the consummation of a Qualified Public Offering; provided, that with respect to any MEIC Holder, the provisions of this Section 4(b) shall terminate upon the consummation of an initial Public Offering.

            (c) Tag Along Rights.

            (i) Tag Along Rights in the event of certain Transfers by the Cornerstone Investors. Subject to Section 4(d)(i), at least 10 business days prior to the Transfer by any of the Cornerstone Investors (collectively, the "Cornerstone Transferring Stockholder") of any Cornerstone Shares to a Person that is not an Affiliate of any Cornerstone Investor (other than pursuant to a Public Sale, or pursuant to the terms of Section 5), the Cornerstone Transferring Stockholder shall deliver a written notice (the "Cornerstone Sale Notice") to the BT Investors, the Randolph Investors and the Other Investors (collectively, the "Tagging Investors") and to the Company, specifying in reasonable detail the identity of the prospective transferee(s), the class and the number of the Stockholder Shares to be Transferred, and the other material terms and conditions of such contemplated Transfer. Any of the Tagging Investors may elect to participate in such contemplated Transfer by delivering written notice to the Cornerstone Transferring Stockholder within 5 business days


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      after its receipt of the Cornerstone Sale Notice. If any of the Tagging
      Investors elects to participate in such Transfer, each of the Tagging Investors shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, up to a number of each class of Stockholder Shares to be Transferred equal to the product of (I) a fraction, the numerator of which is the number of Stockholder Shares to be sold by the Cornerstone Transferring Stockholder (after giving effect to any reduction in the number of Stockholder Shares to be sold by such Cornerstone Transferring Stockholder as a result of the inclusion of such Stockholder Shares owned by such Other Investors) and the denominator of which is the aggregate number of Stockholder Shares owned by the Cornerstone Transferring Stockholder immediately prior to such Transfer, multiplied by (II) the total number of Stockholder Shares owned by such Other Investor immediately prior to such Transfer. Each Stockholder Transferring Stockholder Shares pursuant to this Section 4(c)(i) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the Cornerstone Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement. The Cornerstone Transferring Stockholder shall cause all applicable transferee(s) to execute a joinder to this Agreement with respect to all Stockholder Shares Transferred pursuant to this Section 4(c)(i). Any Transfer made by a Cornerstone Transferring Stockholder pursuant to this Section 4(c)(i) or pursuant to
      Section 4(c)(ii) shall satisfy the following conditions, (i) upon the consummation of such Transfer, each Stockholder participating in such Transfer will be entitled to receive (x) the same form and amount (on a share-for-share basis) of consideration, with respect to each share of Common Stock sold in such Transfer and (y) the same form and amount (on a share-for share basis) of consideration, with respect to each shares of Convertible Preferred Stock in such Transfer and (ii) if any holder of a Common Stock or Convertible Preferred Stock is given the option as to the form and amount of consideration to be received in connection with such Transfer (other than to remedy a Regulatory Problem for such holder), then each holder of Common Stock or Convertible Preferred Stock, as the case may be, shall have given the same option. In connection with any Transfer made pursuant to this Section 4(c) each Other Investor shall be entitled to receive, and the Company and/or the Cornerstone Transferring Stockholder shall deliver all information relating to the Company and its Subsidiaries as such Other Investor shall reasonably request. The Cornerstone Transferring Stockholder shall deliver to each Other Investor a copy of the acquisition agreement (and related documents) relating to any Transfer subject to this Section 4(c) in a reasonably timely manner to allow for adequate review by each of the Other Investors and shall include in the disclosure schedules attached thereto any information reasonably requested to be included therein by such Other Investor. The right of the BT Investors to participate in a Transfer pursuant to this Section 4(c) shall not be contingent upon such BT Investor providing any indemnity in connection with any such Transfer, unless the Cornerstone Transferring Stockholder and all other sellers provide such an indemnity, and in the event that all sellers are required to provide an indemnity in connection with such Transfer, all parties hereto agree to enter into a contribution agreement among themselves which provides that no Investor shall be liable for more than the lesser of (A) its pro rata shares of any such indemnification payments (based upon the total consideration received by such Investor divided by the total consideration received by all sellers in such Transfer) and (B) the net proceeds actually received by such Investor as consideration for its shares of Common Stock in such Transfer.

            (ii) Tag Along Rights granted to MEIC. Subject to Section 4(d)(i), at least 10 business days prior to any Transfer after the date six months after the date hereof by any of the Investors (the "Transferring Stockholder") of any voting Stockholder Shares to a Person that is not an Affiliate of any Transferring Stockholder, and is not a Stockholder or the Company (other than pursuant to a Public Sale, pursuant to the terms of Section 5, a Transfer to the Company or any Cornerstone Investor pursuant to the terms of Section 4(b), or if such Transferring Stockholder is exercising a tag-along right granted to such Transferring Stockholder pursuant to this Section 4(c)), the Transferring Stockholder shall deliver a written notice (the "Sale Notice") to MEIC or any of its Affiliates (and not any of their respective assigns) and to the Company, specifying in reasonable detail the identity of the prospective transferee(s), the class and the number of the voting Stockholder Shares to be Transferred, and the other material terms and conditions of such contemplated Transfer. MEIC or any of its Affiliates (and not any of their respective assigns) may elect to participate in such contemplated Transfer by delivering written notice to the Transferring Stockholder within 7 business days after its receipt of the Sale Notice. If MEIC or any of its Affiliates (and not any of their respective assigns) elects to participate in such Transfer, MEIC or any of its Affiliates (and not any of their respective assigns) shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, a number of each class of voting Stockholder Shares to be Transferred equal to the product of (x) the quotient determined by dividing the percentage of such class of Stockholder Shares owned by MEIC or any of its Affiliates (and not any of their respective assigns) (calculated on a fully diluted basis) by the aggregate percentage of such class of Stockholder Shares owned collectively by the Stockholders (calculated on a fully diluted basis) and (y) the aggregate number of voting Stockholder Shares of such class to be sold in such contemplated Transfer. If MEIC or any of its Affiliates (and not any of their respective assigns) does not elect to participate in such Transfer, then the Transferring Stockholder may Transfer any or all of the voting Stockholder Shares described in the applicable Sale Notice, at a price which is not more than the price specified in the applicable Sale Notice and on other terms and conditions which are not materially more favorable in the aggregate to the Transferring Stockholder than those specified in the applicable Sale Notice, to the prospective transferee(s) specified in the applicable Sale Notice, but only to the extent that a binding purchase and sale agreement has been executed between such Transferring Stockholder and any such prospective transferee(s) within 130 days after the Transferring Stockholder delivered the applicable Sale Notice to MEIC. Any Stockholder Shares not Transferred pursuant to such an agreement within such 130-day period will be subject to the provisions of this Section 4(c)(ii) upon subsequent Transfer. Each Stockholder Transferring voting Stockholder Shares pursuant to this Section 4(c)(ii) shall pay its pro rata share (based on the number of voting Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing any applicable purchase agreement. The Transferring Stockholder shall cause all applicable transferee(s) to execute a joinder to this Agreement with respect to all Stockholder Shares Transferred pursuant to this Section 4(c)(ii).

            (iii) For purposes of this Section 4(c), (a) Class A Common, Class B Common and Class C Common shall be deemed to be the same class of Stockholders Shares, (b) Series A Convertible Preferred, Series B Convertible Preferred and Series C Convertible Preferred shall be deemed to be the same class of Stockholder Shares, and (c) Convertible Preferred and Common Stock shall be deemed to be different classes of Stockholder Shares; provided, however, that, notwithstanding the foregoing, Class B Common and Series B Convertible Preferred shall not be deemed voting Stockholder Shares for purposes of subparagraph (ii) above.

            (iv) The provisions of Sections 4(c)(i) shall terminate upon the consummation of a Qualified Public Offering. The provisions of Section 4(c)(ii) shall terminate upon the earlier of (x) the consummation of an initial Public Offering and (y) the date MEIC or any of its Affiliates (and not any of their respective assigns) cease to own any Stockholder Shares.

            (d) Permitted Transfers.

            (i) The restrictions contained in Sections 4(a), 4(b) and 4(c) shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (A) in the case of an individual Stockholder, pursuant to applicable laws of descent and distribution or to any member of such Stockholder's Family Group, (B) in the case of a non-individual Stockholder, to its employees or Affiliates, (C) in the case of Cornerstone, to its partners in connection with a distribution by Cornerstone of Stockholder Shares held by Cornerstone; provided, in each case, that any such transferee shall have complied with the requirements of Section 4(d)(ii).

            (ii) Prior to any proposed transferee's acquisition of Stockholder Shares pursuant to a Transfer permitted by Section 4(a)(i)(A), 4(a)(ii)(B) or 4(a)(iii)(B) or Section 4(d)(i), such proposed transferee must agree to take such Stockholder Shares subject to and to be fully bound by the terms of this Agreement applicable to such Stockholder Shares by executing a joinder to this Agreement substantially in the form attached hereto as Exhibit A and delivering such executed joinder to the Secretary of the Company prior to the effectiveness of such Transfer (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Secretary of the Company as soon as reasonably possible after such Transfer). All transferees acquiring Stockholder Shares and executing a joinder in compliance with this Section 4(d)(ii) are collectively referred to herein as "Permitted Transferees".

            (e) If (i) any event occurs pursuant to which Micron Electronics, Inc. ceases to directly or indirectly own the MEIC Shares, (ii) any Transfer of a majority interest in the residual equity securities of a Stockholder owning Stockholder Shares occurs other than a Transfer to an Affiliate of Micron Electronics, Inc., or (iii) any Stockholder Transfers Stockholder Shares to an Affiliate and an event occurs which causes such Affiliate to cease to be an Affiliate of such Stockholder, such event or Transfer shall be deemed a Transfer of Stockholder Shares subject to all of the restrictions on Transfers of Stockholder Shares set forth in this Agreement, including without limitation, this Section 4.

            5. Approved Sale.

                  (a) If the holders of a majority of the shares of voting Stockholder Shares then outstanding, voting together as if a single class, (the "Approving Stockholders") approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the Company's outstanding capital stock (other than capital stock which is not Common Stock or convertible into Common Stock) (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Unaffiliated Third Party or group of Unaffiliated Third Parties (each such sale, an "Approved Sale"), then each holder of Stockholder Shares will vote for, consent to and raise no objections against such Approved Sale subject to the terms set forth below. In connection with any Stockholders exercising their rights under this
Section 5(a), such Stockholders shall send a written notice at least ten (10) business days prior to any Approved Sale to all other Stockholders setting forth the principal terms of the proposed Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Stockholder Shares will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Stockholder Shares will agree to sell all of its Stockholder Shares and rights to acquire Stockholder Shares on the same terms and conditions as applicable to all of the Stockholder Shares held by the Approving Stockholders. Each holder of Stockholder Shares will take all reasonably necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Investors approving such Approved Sale including without limitation (but subject to Section 5(c)) executing any applicable purchase agreement.

                  (b) Each Stockholder will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Stockholder on their own behalf will not be considered costs of the transaction hereunder.

                  (c) The obligations of the Stockholders with respect to any Approved Sale are subject to the satisfaction of the following conditions: (i) in connection with the consummation of such Approved Sale, each Stockholder will be entitled to receive (x) the same form and amount (on a share-for-share basis) of consideration, with respect to each share of Common Stock sold in such Approved Sale and (y) the same form and amount (on a share-for-share basis) of consideration, with respect to each share of Convertible Preferred Stock sold in such Approved Sale, (ii) if any holder of Common Stock or Convertible Preferred Stock is given the option as to the form and amount of consideration to be received in connection with such Approved Sale (other than to remedy a Regulatory Problem for such holder), then each holder of Common Stock or Convertible Preferred Stock, as the case may be, shall be given the same option,
(iii) if Cornerstone or any Affiliate of Cornerstone owns directly or indirectly more than 5% of any class of capital stock of any of the Unaffiliated Third Parties, then such Approved Sale shall have been approved by at least five of the seven members of the Board (each such number to be reduced by any member of the Board who is not eligible to vote on such Approved Sale) and the Board shall have received a fairness opinion from a nationally recognized investment banking firm with respect to the terms of such Approved Sale. No holder of BT Shares shall be required to participate in an Approved Sale unless such holder receives consideration that does not cause a Regulatory Problem for such holder or any of its Affiliates, and (iv) no Investor shall be required to provide an indemnity in connection with any

Approved Sale, unless all sellers in such Approved Sale provide such an indemnity, and in the event that all sellers are required to provide an indemnity in connection with the Approved Sale, all parties hereto agree to enter into a contribution agreement among themselves which provides that no Investor shall be liable for more than the less of (A) its pro rata share of such indemnification payments (based upon the total consideration received by such holder divided by the total consideration received by all seller sin such Approved Sale) and (B) the net proceeds actually received by such holder as consideration for its shares of proceeds actually received by such holder as a consideration for its shares of capital stock of the Company in such Approved Sale. In connection with any Approved Sale, each Investor shall be entitled to receive, and the Company shall deliver all information relating to the Company and its Subsidiaries as such Investor shall reasonably request. The Company shall deliver to each Investor a copy of the acquisition agreement (and related documents) relating to any Approved Sale in a reasonably timely manner to allow for adequate review by the Investors and shall include in the disclosure schedules attached thereto any information reasonably requested to be included therein by such Investor. Notwithstanding anything contained herein to the contrary, the term "consideration" as used in this subsection (c) shall not include any management, advisory, closing, legal or similar fees received by any Stockholder or any Affiliate of any Stockholder in connection with an Approved Sale.

                  (d) The provisions of this Section 5 will terminate upon the occurrence of the earlier of (i) the consummation of a Qualified Public Offering and (ii) the date on which Cornerstone and its Affiliates no longer own at least 25% of the then outstanding shares of Common Stock.

            6. Financial Statements and Access to Information.

                  (a) Financial Statements. The Company shall deliver to each Stockholder who holds more than 5% of the then outstanding shares of Common
Stock:

                        (i) within 60 days after the end of each quarterly accounting period in each fiscal year of the Company, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period. Such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments; and

                        (ii) within 120 days after the end of each fiscal year of the Company, audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year. Such financial statement shall be prepared in accordance with generally accepted accounting principles, consistently applied.

                  (b) Access to Information. The Company shall permit any Stockholder who holds more than 10% of the then outstanding shares of Common Stock and its representatives (including, without limitation, its legal counsel, accountants and governmental authorities to which it is subject), during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such entities with any of the executive officers of the Company.

                  (c) Other Information. Prior to the consummation of a Qualified Public Offering, so long as any BT Investor owns at least 5% of the outstanding shares of Common Stock, the Company shall, with reasonable promptness, deliver to such BT Investor who own Stockholder Shares (and not any of their respective assigns) copies of any previously prepared financial data or other previously prepared written information concerning the Company and its Subsidiaries that such BT Investor (and not any of its assigns) may reasonably request.

            7. Legend; Additional Restriction on Transfer.

                  (a) Each certificate or instrument evidencing Stockholder Shares and each certificate or instrument issued in exchange for or upon the Transfer of any Stockholder Shares (if such securities remain Stockholder Shares (as defined herein) after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF FEBRUARY 26, 1998, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND CERTAIN OF THE ISSUER'S STOCKHOLDERS. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above regarding the Shareholders Agreement shall be removed from the certificates evidencing any securities which cease to be Stockholder Shares. Upon the request of any holder of Stockholder Shares, the Company shall remove the Securities Act legend set forth above from the certificate or certificates for such Stockholder Shares; provided, that such Stockholder Shares are eligible for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

                  (b) Unless waived by the Company, no Stockholder may Transfer any Stockholder Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Stockholder Shares will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 7(a).

            8. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such securities for any purpose.

            9. Preemptive Rights.

                  (a) If at any time prior to the consummation of a Qualified Public Offering the Company wishes to issue any Common Stock or any options, warrants or other rights to acquire Common Stock or any notes or other securities convertible or exchangeable into Common Stock (all such Common Stock and other rights and securities, collectively, the "Equity Equivalents") to any Person or Persons, the Company shall promptly deliver a notice of intention to sell (the "Company's Notice of Intention to Sell") to each Investor setting forth a description and the number of the Equity Equivalents proposed to be issued and the proposed purchase price and terms of sale. Upon receipt of the Company's Notice of Intention to Sell, each Investor shall have the right to elect to purchase, at the price and on the terms stated in the Company's Notice of Intention to Sell, a number of the Equity Equivalents equal to the product of
(i) such Investor's proportionate ownership of the outstanding shares of Common Stock (calculated on a fully-diluted basis assuming all holders of then outstanding warrants, options and convertible securities of the Company which are in the money had converted such convertible securities or exercised such warrants or options immediately prior to the taking of the record of the holders of Common Stock for the purpose of determining whether they are entitled to receive such offer) held by all Persons multiplied by (ii) the number of Equity Equivalents proposed to be issued (as described in the applicable Company's Notice of Intention to Sell). Such election shall be made by the electing Investor by written notice to the Company within fifteen (15) business days after receipt by such Investor of the Company's Notice of Intention to Sell (the "Acceptance Period"). In the event that any Equity Equivalents proposed to be issued at any time as contemplated by this Section 9 are either voting securities or securities which are convertible, exercisable or exchangeable for voting securities and for any reason one or more of the Investors determines in its sole discretion that it would be detrimental to such Investor or its Affiliates to purchase such Equity Equivalents as provided hereby, then the Company shall make available to any such Investor an amount of alternative securities equal to the amount of such Equity Equivalents as such Investor has elected to purchase pursuant to the terms hereof which are identical to such Equity Equivalents in all respects except for the fact that such alternate securities shall be non-voting securities or convertible, exercisable or otherwise exchangeable for non-voting securities (the "Alternative Securities") upon such terms and conditions as such Investor may request.

                  (b) To the extent an effective election to purchase has not been received from an Investor pursuant to subsection (a) above in respect of the Equity Equivalents proposed to be issued pursuant to the applicable Company's Notice of Intention to Sell, the Company may, at its election, during a period of one hundred and twenty (120) days following the expiration of the applicable Acceptance Period, issue and sell the remaining Equity Equivalents to be issued and sold to any Person at a price and upon terms not more favorable to such Person than those stated in the applicable Company's Notice of Intention to Sell; provided, however, that failure by an Investor to exercise its option to purchase with respect to one issuance and sale of Equity Equivalents shall not affect its option to purchase Equity Equivalents in any subsequent offering, sale and purchase. In the event the Company has not sold any Equity Equivalents covered by a Company's Notice of Intention to Sell, or entered into a binding agreement to sell such Equity Equivalents, within such one hundred and twenty (120) day period, the Company shall not thereafter issue or sell such Equity Equivalents, without first offering such Equity Equivalents to each Investor in the manner provided in this Section 9.

                  (c) If an Investor gives the Company notice, pursuant to the provisions of this Section 9, that such Investor desires to purchase any Equity Equivalents or Alternative Securities, payment therefor shall be by check or wire transfer of immediately available funds, against delivery of the securities (which securities shall be issued free and clear of any liens or encumbrances) at the executive offices of the Company at the closing dated fixed by the Company for the sale of all such Equity Equivalents. In the event that any proposed sale is for a consideration other than cash, such Investors may pay cash in lieu of all (but not part) of such other consideration, in the amount determined reasonably and in good faith by the Board to represent the fair value of such consideration other than cash.

                  (d) The preemptive rights contained in this Section 9 shall not apply to (i) the issuance of shares or units of Equity Equivalents as a stock dividend or upon any subdivision, split or combination of the outstanding shares of Common Stock; (ii) the issuance of Equity Equivalents upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) the issuance of Equity Equivalents upon exercise of any outstanding options or warrants; or (iv) the issuance of Equity Equivalents to any employee or director of the Company or any of its subsidiaries.

                  (e) The provisions of this Section 9 shall terminate upon the consummation of a Qualified Public Offering.

            10. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by, respectively, the Company or the holders of 75% of the Stockholder Shares; provided, that no amendment shall be effective without the consent of a Stockholder to the extent that such amendment would adversely affect the rights or obligations of such Stockholder hereunder in any material respect. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Each Stockholder shall remain a party to this Agreement only so long as such person is the holder of record of Stockholder Shares.

            11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            12. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            13. Termination. This Agreement will automatically terminate and be of no further force or effect immediately after the consummation of an Approved Sale.

            14. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors, heirs and assigns of each of them, so long as they hold Stockholder Shares.

            15. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            16. Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

            17. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications will be sent to the address indicated below:

            To the Company:

                  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho  83687
                  Attention:  President
                  Telecopy No.:  (208) 893-8711

            With a copy, which shall not constitute notice, to:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention:  Tony Downer
                              Michael E. Najjar
                  Telecopy No.:  (212) 826-6798

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention: Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To MEIC:

                  MEI California, Inc.
                  c/o Micron Electronics, Inc.
                  900 East Karcher Road
                  Nampa, Idaho  83687
                  Attention:  General Counsel
                  Telecopy No:  (208) 898-7411

            With a copy, which shall not constitute notice, to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Attention:  Barry A. Bryer
                  Telecopy No:  (212) 403-2000

            To Cornerstone:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention:  Tony Downer
                              Michael E. Najjar
                  Telecopy No.:  (212) 826-6798

            With a copy, which shall not constitute notice, to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention:  Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To BT:

                  BT Investment Partners, Inc.
                  130 Liberty Street
                  New York, New York 10006
                  Attention:  Joseph Wood
                  Telecopy No.:  (212) 250-8375

            With a copy, which shall not constitute notice, to:

                  White & Case LLP
                  1155 Avenue of the Americas
                  New York, New York  10036
                  Attention:  John M. Reiss
                  Telecopy No.:  (212) 354-8113

            To Randolph:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention:  Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To Chris Anton:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To Jess Asla:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To John McCarvel:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To Robert F. Subia:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To R. Stephen Cheheyl:

                  130 Lane's End
                  Concord, Massachussets 01742
                  Telecopy No.: (978) 369-4607

            To Finis Connor:

                  The Connor Group
                  San Carlos and Fourth Street
                  Unit No. 2
                  Carmel, CA  93921
                  Telecopy No.:  (408) 625-8613

            To Nicholas Keating:

                  2477 Jackson Street
                  San Francisco, CA  94115
                  Telephone No.:  (650) 771-2989

            To Oak Investment Partners VII, Limited Partnership:

                  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  Fredric W. Harman
                  Telecopy No.:  (650) 328-6345

            To Oak VII Affiliate Fund, Limited Partnership:

                  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  Fredric W. Harman
                  Telecopy No.:  (650) 328-6345

            To Norman Nie:

                  c/o  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  Fredric W. Harman
                  Telecopy No.:  (650) 328-6345

            To August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P.:

                  August Capital Management, L.L.C.
                  2480 Sandy Hill, Suite 101
                  Menlo Park, CA  94025
                  Attention:  Mark G. Wilson
                  Telecopy No.:  (650) 234-9910

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

            18. Governing Law. The corporate law of the State of Idaho will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            19. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.

                                    MCMS, INC.



                                    By: /s/ Robert F. Subia
                                        ------------------------------------
                                          Name: Robert F. Subia
                                          Title: President and CEO


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By: /s/ Michael E. Najjor
                                        ------------------------------------
                                          Name: Michael E. Najjor
                                          Title: Managing Director


                                    MEI CALIFORNIA, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    RANDOLPH STREET PARTNERS II



                                    By:
                                        ------------------------------------
                                        A General Partner

            IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.

                                    MCMS, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    MEI CALIFORNIA, INC.



                                    By: /s/ T. Erik Oaas
                                        ------------------------------------
                                          Name: T. Erik Oaas
                                          Title: Executive Vice-President


                                    RANDOLPH STREET PARTNERS II



                                    By:
                                        ------------------------------------
                                        A General Partner

            IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.

                                    MCMS, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    MEI CALIFORNIA, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    RANDOLPH STREET PARTNERS II



                                    By: /s/ [Illegible]
                                        ------------------------------------
                                        A General Partner

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By: /s/ Joseph G. Wood
                                      ----------------------------------
                                          Name: JOSEPH G. WOOD
                                          Title: M. D.


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    /s/ Chris Anton
                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    /s/ Jess Asla
                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    /s/ John McCarvel
                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    /s/ Robert F. Subia
                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    /s/ R. Stephen Cheheyl
                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    /s/ Finis Connor
                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS SHAREHOLDERS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    CO-INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    /s/ Charles Nicholas Keating
                                    /s/ Carleen B. Keating
                                    ------------------------------------
                                    Charles Nicholas Keating, Jr  AND
                                    Carleen B. Keating, JT/WROS

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:  /s/ Fredric W. Harman
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:  /s/ Fredric W. Harman
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member



                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    /s/ Norman Nie
                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member



                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:  /s/ Mark G. Wilson
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                  APPENDIX A


Chris Anton

Jess Asla

August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P.

R. Stephen Cheheyl

Finis Connor

Nicholas Keating

John McCarvel

Norman Nie

Oak VII Affiliate Fund, Limited Partnership

Oak Investment Partners VII, Limited Partnership

Robert F. Subia

                                                                     EXHIBIT A

                              FORM OF JOINDER TO
                            SHAREHOLDERS AGREEMENT

            THIS JOINDER to the Shareholders Agreement dated as of February 26, 1998 by and among MCMS, Inc., an Idaho corporation (the "Company"), and certain stockholders of the Company (the "Agreement"), is made and entered into as of _________ by and between the Company and _________________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

            WHEREAS, Holder has acquired certain Stockholder Shares and the Agreement and the Company require Holder, as a holder of such Stockholder Shares, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

            1. Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a [Cornerstone Investor/BT Investor/Randolph Investor/Other Investors/MEIC Holder] and a Stockholder for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed [Cornerstone/BT/Randolph/Other Investors/MEIC] Shares and Stockholder Shares for all purposes of the Agreement.

            2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Stockholder Shares and the respective successors, heirs and assigns of each of them, so long as they hold any Stockholder Shares.

            3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            4. Notices. For purposes of Section 16 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                        [Name]
                        [Address]
                        [Facsimile Number]

            5. Governing Law. The corporate law of Idaho shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Joinder shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                               *   *   *   *   *

            IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                    MCMS, INC.


                                    By:
                                        ----------------------------------
                                    Name:
                                    Title:


                                    [HOLDER]


                                    By:
                                        ----------------------------------
                                    Name:
                                    Title:


                                    - 3 -